Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXCUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Michael Praeger, Chief Executive Officer (principal executive officer) of AvidXchange Holdings, Inc. (the “Company”), and Joel Wilhite, Chief Financial Officer (principal financial and accounting officer) of the Company, each hereby certify that, to the best of their knowledge:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2024 of the Company, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2024

/s/ Michael Praeger

Michael Praeger

Chief Executive Officer and Chairman of the Board

(Principal Executive Officer)

/s/ Joel Wilhite

Joel Wilhite

Chief Financial Officer

(Principal Financial and Accounting Officer)